UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 11, 2011

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 14, 2011, Lowe’s Companies, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for its third quarter ended October 28, 2011.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On November 11, 2011, the Board of Directors (the “Board”) of the Company elected Eric C. Wiseman, Chairman, President and Chief Executive Officer of VF Corporation, to the Company’s Board as a director with a term expiring at the Company’s 2012 annual meeting of shareholders.  Concurrent with his election as a director, Mr. Wiseman was appointed to the Compensation Committee and the Governance Committee of the Board.  There are no arrangements or understandings between Mr. Wiseman and any other persons pursuant to which he was selected as a director.  Additionally, there are no transactions involving the Company and Mr. Wiseman that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Wiseman will receive compensation in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described under the caption “Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2011, as adjusted by the Board from time to time.

A copy of the press release announcing Mr. Wiseman’s election is furnished as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated November 14, 2011 announcing the financial results of the Company for its third quarter ended October 28, 2011
99.2	Press Release dated November 11, 2011 announcing Eric Wiseman's election to the Company's Board

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: November 14, 2011	By:	/s/ Matthew V. Hollifield
Matthew V. Hollifield
Senior Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated November 14, 2011 announcing the financial results of the Company for its third quarter ended October 28, 2011
99.2	Press Release dated November 11, 2011 announcing Eric Wiseman's election to the Company's Board